As filed pursuant to Rule 497

under the Securities Act 1933

Registration No. 333-49128

AIG LIFE INSURANCE COMPANY

VARIABLE ACCOUNT I

Supplement to the

ALLIANCE OVATION VARIABLE ANNUITY PROSPECTUS and

ALLIANCE OVATION ADVISOR VARIABLE ANNUITY PROSPECTUS

Dated May 1, 2003

This supplement replaces the supplement date June 4, 2003.

The list of variable investment options on page 1 and page 11 of the prospectus is supplement with the following:

Alliance Bernstein U.S. Large Cap Blended Style Series Portfolio

The Dollar Cost Averaging section of the prospectus on page 9 is supplemented with the following:

Transfers may occur on such periodic schedules such as monthly or weekly.

The Administration of the Contract section of the prospectus is supplemented with the following:

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, We send confirmations immediately. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services

P.O. Box 3031

Berwyn, PA 19312-0031

(800) 255-8402

Date: July 1, 2003

Please keep this Supplement with your Prospectus.